EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055
Class 4 SEC Identifier C000170274


Items 71C-75B

71C- $307,571,730
74F- $328,173,899
74N- $330,559,206
74T- $329,289,004
75B- $308,861,220



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $242,544
2. Dividends for a second class of open-end company shares                                                       $1,828,106
3. Dividends for a third class of open-end company shares                                                          $613,484
4. Dividends for a fourth class of open-end company shares                                                         $214,453


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.921
        2. Dividends from a second class of open-end company shares                                                 $2.022
        3. Dividends from a third class of open-end company shares                                                  $2.008
        4. Dividends for a fourth class of open-end company shares                                                  $1.090


Item 74

U)      1. Number of shares outstanding                                                                             125,885
        2. Number of shares outstanding for a second class of shares of open-end company shares                     917,705
        3. Number of shares outstanding for a third class of shares of open-end company shares                      315,547
        4. Dividends for a fourth class of open-end company shares                                                  216,950


V)      1. Net asset value per share (to the nearest cent)                                                          $223.75
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                $223.75
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 $222.05
        4. Dividends for a fourth class of open-end company shares                                                  $118.56





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 5 SEC Identifier C000096110
Class 5 SEC Identifier C000007782
Class 6 SEC Identifier C000170275

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $9,411
2. Dividends for a second class of open-end company shares                                                          $98,023
3. Dividends for a third class of open-end company shares                                                           $67,377
4. Dividends for a fourth class of open-end company shares                                                          $81,850
5. Dividends for a fifth class of open-end company shares                                                           $27,182
6. Dividends for a Sixth class of open-end company shares							    $36,456

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.382
        2. Dividends from a second class of open-end company shares                                                 $0.434
        3. Dividends from a third class of open-end company shares                                                  $0.442
        4. Dividends for a fourth class of open-end company shares                                                  $1.097
        5. Dividends for a fifth class of open-end company shares                                                   $0.572
     	6. Dividends for a sixth class of open-end company shares                                                   $0.732

Item 74

U)      1. Number of shares outstanding                                                                             21,534
        2. Number of shares outstanding for a second class of shares of open-end company shares                     230,699
        3. Number of shares outstanding for a third class of shares of open-end company shares                      149,394
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     76,097
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      48,245
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      51,836

V)      1. Net asset value per share (to the nearest cent)                                                          $77.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                $77.62
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 $77.62
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                $191.55
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 $102.32
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 $124.73

Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808
Class 6 SEC Identifier C000170276

Items 74A-75B

71C- $543,329,348
74A-
74C-
74E-
74F- $577,792,891
74I-
74J-
74L-
74N- $585,357,635
74O-
74P-
74R4-
74T- $581,028,130
75B- $546,216,362

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $970,338
2. Dividends for a second class of open-end company shares                                                         $1,506,839
3. Dividends for a third class of open-end company shares                                                          $837,294
4. Dividends for a fourth class of open-end company shares                                                         $937,389
5. Dividends for a fifth class of open-end company shares							   $708,189
6. Dividends for a sixth class of open-end company shares							   $94,894


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.513
        2. Dividends from a second class of open-end company shares                                                 $0.544
        3. Dividends from a third class of open-end company shares                                                  $0.546
        4. Dividends for a fourth class of open-end company shares                                                  $1.032
	5. Dividends for a fifth class of open-end company shares						    $1.117
        6. Dividends for a sixth class of open-end company shares                                                   $1.089


Item 74

U)      1. Number of shares outstanding    									   1,917,637
        2. Number of shares outstanding for a second class of shares of open-end company shares                    2,807,842
        3. Number of shares outstanding for a third class of shares of open-end company shares                     1,575,740
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    950,012
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   641,883
        6. Number of shares outstanding for a sixth class of shares of open-end company shares			   97,178


V)      1. Net asset value per share (to the nearest cent)                                                  	   $60.55
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	   $60.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	   $60.58
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	   $113.61
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		   $124.43
        6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		   $119.21


Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $17,585
2. Dividends for a second class of open-end company shares                                                      $167,452
3. Dividends for a third class of open-end company shares                                                       $107,657
4. Dividends for a fourth class of open-end company shares                                                      $360,325

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.412
        2. Dividends from a second class of open-end company shares                                             $0.435
        3. Dividends from a third class of open-end company shares                                              $0.437
        4. Dividends for a fourth class of open-end company shares                                              $1.115

Item 74

U)      1. Number of shares outstanding   									42,650
        2. Number of shares outstanding for a second class of shares of open-end company shares                 388,702
        3. Number of shares outstanding for a third class of shares of open-end company shares                  249,319
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 324,496

V)      1. Net asset value per share (to the nearest cent)                                                  	$37.66
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	$37.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	$37.65
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	$96.52

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $16,839
2. Dividends for a second class of open-end company shares                                                       $125,227
3. Dividends for a third class of open-end company shares                                                        $64,985
4. Dividends for a fourth class of open-end company shares							 $152,944

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.333
        2. Dividends from a second class of open-end company shares                                              $0.372
        3. Dividends from a third class of open-end company shares                                               $0.374
        4. Dividends for a fourth class of open-end company shares						 $0.720
Item 74

U)      1. Number of shares outstanding										 50,474
        2. Number of shares outstanding for a second class of shares of open-end company shares                  341,755
        3. Number of shares outstanding for a third class of shares of open-end company shares                   175,550
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 212,884

V)      1. Net asset value per share (to the nearest cent)                                                  	$65.39
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	$65.38
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	$65.38
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		$127.02

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $20,257
2. Dividends for a second class of open-end company shares                                                        $153,777
3. Dividends for a third class of open-end company shares                                                         $72,214
4. Dividends for a fourth class of open-end company shares                                                        $93,383
5. Dividends for a fifth class of open-end company shares							  $44,993

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.289
        2. Dividends from a second class of open-end company shares                                               $0.329
        3. Dividends from a third class of open-end company shares                                                $0.332
        4. Dividends for a fourth class of open-end company shares                                                $0.687
        5. Dividends for a fifth class of open-end company shares                                                 $0.965

Item 74

U)      1. Number of shares outstanding                                                                           68,908
        3. Number of shares outstanding for a second class of shares of open-end company shares                   471,243
        4. Number of shares outstanding for a third class of shares of open-end company shares                    220,240
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   137,609
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  46,986

V)      1. Net asset value per share (to the nearest cent)                                                        $64.97
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $64.99
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $64.98
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              $135.61
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               $187.57


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEc Identifier C000007793
Class 4 SEC Identifier C000096111
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $25,534
2. Dividends for a second class of open-end company shares                                                          $219,700
3. Dividends for a third class of open-end company shares                                                           $107,064
4. Dividends for a fourth class of open-end company shares                                                          $82,483
5. Dividends for a fifth class of open-end company shares                                                           $126,907


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.232
        2. Dividends from a second class of open-end company shares                                                 $1.154
        3. Dividends from a third class of open-end company shares                                                  $0.257
        4. Dividends for a fourth class of open-end company shares                                                  $1.274
	5. Dividends for a fifth class of open-end company shares                                                   $0.932

Item 74

U)      1. Number of shares outstanding                                                                           109,003
        2. Number of shares outstanding for a second class of shares of open-end company shares                   192,631
        3. Number of shares outstanding for a third class of shares of open-end company shares                    423,440
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   64,306
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    137,187

V)      1. Net asset value per share (to the nearest cent)                                                        $38.94
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $176.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $39.02
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              $192.46
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               $142.62


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $14,589
2. Dividends for a second class of open-end company shares                                                        $74,192
3. Dividends for a third class of open-end company shares                                                         $23,364
4. Dividends for a fourth class of open-end company shares					                  $81,473

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.197
        2. Dividends from a second class of open-end company shares                                               $0.386
        3. Dividends from a third class of open-end company shares                                                $0.218
	4. Dividends from a fourth class of open-end company shares						  $0.897
Item 74

U)      1. Number of shares outstanding                                                                           72,438
        2. Number of shares outstanding for a second class of shares of open-end company shares                   193,443
        3. Number of shares outstanding for a third class of shares of open-end company shares                    109,731
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  91,707

V)      1. Net asset value per share (to the nearest cent)                                                        $29.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $52.84
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $29.53
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  $122.96


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $6,095
2. Dividends for a second class of open-end company shares                                                        $28,303
3. Dividends for a third class of open-end company shares                                                         $12,710
4. Dividends for a fourth class of ope-end company shares							  $23,501

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.131
        2. Dividends from a second class of open-end company shares                                               $0.192
        3. Dividends from a third class of open-end company shares                                                $0.156
	4. Dividends from a fourth class of open-end company shares					          $0.549

Item 74

U)      1. Number of shares outstanding                                                                           45,310
        2. Number of shares outstanding for a second class of shares of open-end company shares                   149,777
        3. Number of shares outstanding for a third class of shares of open-end company shares                    82,693
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  42,298

V)      1. Net asset value per share (to the nearest cent)                                                        $41.03
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $51.29
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $41.07
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  $145.85

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,588
2. Dividends for a second class of open-end company shares                                                        $40,392
3. Dividends for a third class of open-end company shares                                                         $8,407
4. Dividends for a fourth class of open-end company shares                                                        $82,956

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.365
        2. Dividends from a second class of open-end company shares                                               $0.489
        3. Dividends from a third class of open-end company shares                                                $2.029
        4. Dividends from a fourth class of open-end company shares                                               $0.971

Item 74

U)      1. Number of shares outstanding                                                                             9,937
        2. Number of shares outstanding for a second class of shares of open-end company shares                     84,029
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,218
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     87,134

V)      1. Net asset value per share (to the nearest cent)                                                           $44.86
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 $56.09
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    $230.84
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	    $111.05


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,391
2. Dividends for a second class of open-end company shares                                                        $15,587
3. Dividends for a third class of open-end company shares                                                         $14,122

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.126
        2. Dividends from a second class of open-end company shares                                               $0.166
        3. Dividends from a third class of open-end company shares                                                $0.385


Item 74

U)      1. Number of shares outstanding                                                                             11,033
        2. Number of shares outstanding for a second class of shares of open-end company shares                     97,205
        3. Number of shares outstanding for a third class of shares of open-end company shares                      37,802


V)      1. Net asset value per share (to the nearest cent)                                                           $46.27
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 $50.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    $117.66



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $5,894
2. Dividends for a second class of open-end company shares                                                          $61,350
3. Dividends for a third class of open-end company shares                                                           $65,796


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.337
        2. Dividends from a second class of open-end company shares                                                 $0.474
        3. Dividends from a third class of open-end company shares                                                  $0.915

Item 74

U)      1. Number of shares outstanding                                                                            17,280
        2. Number of shares outstanding for a second class of shares of open-end company shares                   132,051
        3. Number of shares outstanding for a third class of shares of open-end company shares                     71,269


V)      1. Net asset value per share (to the nearest cent)                                                        $40.52
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $53.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $102.91



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